UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2009

Peet's Coffee & Tea, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Washington (State of jurisdiction)	0-32233 (Commission File No.)	91-0863396 (IRS Employer Identification No.)

1400 Park Avenue
Emeryville, California 94608-3520
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (510) 594-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

Merger Agreement and Stockholder Agreements

On November 2, 2009, Peet’s Coffee & Tea, Inc., a Washington corporation (the “Company”), Marty Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Acquisition Sub”), and Diedrich Coffee, Inc., a Delaware corporation (“Diedrich”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) which contemplates the acquisition by the Company, through Acquisition Sub, of all of the outstanding common stock of Diedrich in a two-step transaction comprised of a combination cash and stock exchange offer for all of the issued and outstanding shares of Diedrich common stock (the “Offer”), followed by a merger of Acquisition Sub with and into Diedrich (the “Merger”). In the Offer, the Company will deliver a combination of $17.33 in cash (the “Cash Component”) and a fraction of a share of the Company’s common stock having a numerator equal to $8.67 and a denominator equal to the Parent Average Stock Price (as defined in the Merger Agreement), provided that in no event will such fraction of a share exceed 0.315 of a share of the Company’s common stock, all of the foregoing cash and stock in exchange for each share of Diedrich common stock validly tendered in the Offer (and not withdrawn), subject to adjustment for stock splits, stock dividends and similar events. In addition, upon the acquisition by Acquisition Sub of shares of Diedrich common stock tendered in the Offer, all outstanding options to acquire Diedrich common stock will be converted into a combination of cash and shares of the Company’s common stock based on a formula set forth in the Merger Agreement, and certain of these options will vest in full as a result of the transactions contemplated by the Merger Agreement.

The Merger Agreement provides that Acquisition Sub will use commercially reasonable efforts to commence the Offer as promptly as practicable after the date of the Merger Agreement.  The obligation of Acquisition Sub to accept for exchange and deliver consideration for shares of Diedrich common stock validly tendered in the Offer (and not withdrawn) is subject to a number of conditions set forth in the Merger Agreement, including (i) that more than 50% of the outstanding shares of Diedrich common stock (determined on a fully-diluted basis based on a formula set forth in the Merger Agreement) have been validly tendered (and not withdrawn) in the Offer and (ii) other conditions set forth in Exhibit B to the Merger Agreement. The obligation under the Merger Agreement of Acquisition Sub to accept for exchange and deliver consideration for shares of Diedrich common stock validly tendered in the Offer (and not withdrawn) is not subject to a financing condition.

The Merger Agreement further provides that, following the consummation of the Offer (and if necessary, the adoption of the Merger Agreement by Diedrich’s stockholders) and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Acquisition Sub will be merged with and into Diedrich, and Diedrich will become a wholly-owned subsidiary of the Company, and that upon consummation of the Merger, each then-outstanding share of Diedrich common stock held by persons other than the Company and Acquisition Sub, and stockholders of Diedrich who have properly preserved their appraisal rights under applicable law, will be converted into the right to receive the same combination of cash and fraction of a share of the Company’s common stock delivered in the Offer.

The respective boards of directors of the Company and Diedrich have approved the Merger Agreement, the Offer and the Merger, and the Diedrich board of directors has agreed to recommend that Diedrich’s stockholders tender all of their outstanding shares of Diedrich common stock into the Offer and if necessary, vote in favor of the adoption of the Merger Agreement.

The Merger Agreement may be terminated by either the Company and Diedrich under certain circumstances set forth in the Merger Agreement, including the failure of the Offer to be consummated on or before March 31, 2010 and the failure of the minimum tender condition to the Offer.  If the Merger Agreement is terminated (a) in certain circumstances following the receipt by Diedrich of an alternative acquisition proposal, or (b) as a result of the Diedrich board of directors changing its recommendation in favor of the Offer and the Merger, Diedrich will be obligated to pay a termination fee to the Company.

The description of the Merger Agreement in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Merger Agreement referenced as Exhibit 2.1, which is incorporated by reference herein. The Merger Agreement contains representations and warranties of Diedrich, the Company and Acquisition Sub made solely to each other as of specific dates. Those representations and warranties were made solely for purposes of the Merger Agreement and may be subject to important qualifications and limitations agreed to by Diedrich, the Company and Acquisition Sub. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a standard of materiality provided for in the Merger Agreement and have been used for the purpose of allocating risk among Diedrich, the Company and Acquisition Sub rather than establishing matters as facts.

As an inducement to the Company to enter into the Merger Agreement, on November 2, 2009, Paul C. Heeschen entered into a Stockholder Agreement with the Company pursuant to which he has agreed, in his capacity as a stockholder of Diedrich, to tender 1,832,580 of his beneficially owned shares of Diedrich common stock (representing approximately 32% of the currently outstanding shares of Diedrich) to Acquisition Sub in the Offer.  Pursuant to the Stockholder Agreement, Mr. Heeschen has also agreed, among other things, to vote all of the shares of Diedrich common stock that he has agreed to tender: (a) in favor of the adoption of the Merger Agreement; and (b) against any action that is intended, or that could reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the Offer or the Merger. In addition, Mr. Heeschen has agreed not to exercise, or cause or permit to be exercised, any warrants to purchase shares of Diedrich common stock owned of record or beneficially by Mr. Heeschen (the “Warrants”).  The Voting Agreement and the foregoing obligations terminate upon the earlier of (i) any termination of the Merger Agreement in accordance with its terms and (ii) the effective time of the Merger.

Pursuant to the Stockholder Agreement and the Merger Agreement, the Warrants will, contemporaneously with the consummation of the Offer, be cancelled and converted into the right to receive a combination of cash and shares of the Company’s common stock based on a formula set forth in the Merger Agreement.

In addition to Mr. Heeschen, certain of the other directors and executive officers of the Company have signed or intend to sign a similar form of Stockholder Agreement, covering all of the shares of Diedrich common stock beneficially owned by such individual, as well as any additional shares of which such individual may become the beneficial owner.  These directors and executive officers collectively hold approximately 4% of the currently outstanding shares of Diedrich.  These Stockholder Agreements also contain the voting provisions set forth in the Stockholder Agreement entered into by Mr. Heeschen, and terminate upon any termination of the Merger Agreement in accordance with its terms.

The description of the Stockholder Agreements in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the forms of Stockholder Agreements referenced as Exhibits 2.2 and 2.3, which are incorporated by reference herein.

Financing Commitment Letter

Also on November 2, 2009, the Company entered into a commitment letter with Wells Fargo Bank, National Association (“Wells Fargo”) and Wells Fargo Securities, LLC (“WFS”), setting forth the material terms and conditions of:  (a) a senior secured revolving credit facility in an aggregate amount up to $40,000,000 to be provided by Wells Fargo and a syndicate of financial institutions and other institutional lenders (the “Lenders”) to the Company, as borrower; and (b) one or more tranches of term loans in an aggregate amount up to $100,000,000 to be provided by the Lenders to the Company, each of which is to be guaranteed by all existing and future subsidiaries of the Company. Wells Fargo and WFS have committed to provide the financing described in the commitment letter through the earliest to occur of (a) consummation of the Offer, (b) termination of the Merger Agreement, (c) April 1, 2010, if the Offer has not been consummated on or prior to March 31, 2010, (d) April 15, 2010, unless the commitment letter is terminated earlier by the Company. The commitment letter provides that the revolving credit facility and term loans would mature five years after the closing of the financing.

The Company intends to use the proceeds from the senior secured credit facilities, together with cash on hand at the Company, to finance the Offer and the Merger (and may also use the cash on hand at Diedrich to finance the Merger), the costs and expenses related to the Offer and the Merger and the ongoing working capital and other general corporate purposes of the combined organization after consummation of the Merger.

The senior credit facilities are subject to the negotiation of mutually acceptable credit or loan agreements and other mutually acceptable definitive documentation, which are expected to include customary representations and warranties, affirmative and negative covenants, provisions for security, mandatory prepayments upon the occurrence of certain events, financial covenants (including maximum total leverage ratio, minimum fixed charged coverage ratio and minimum net income tests) and provisions for events of default. The Lenders’ obligations to provide the financing are subject to the satisfaction of specified conditions, including that more than 50% of the shares of Diedrich common stock (determined on a fully-diluted basis based on a formula set forth in the Merger Agreement) have been validly tendered (and not withdrawn), no material adverse effect having occurred with respect to Diedrich, the absence of debt other than certain permitted debt, the accuracy of specified representations and warranties, compliance with a minimum EBITDAR requirement and a maximum total leverage ratio after giving effect to the Offer, and other customary conditions.

The description of the commitment letter in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the commitment letter referenced as Exhibit 10.1, which is incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that are not based on historical fact and are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements relating to the proposed Offer and Merger and the anticipated timing of the consummation of the transaction. Forward-looking statements are based on management’s beliefs, as well as assumptions made by and information currently available to management, including financial and operational information, the Company’s stock price volatility, and current competitive conditions.  As a result, these statements are subject to various risks and uncertainties.  The Company’s actual results could differ materially from those set forth in forward-looking statements depending on a variety of factors including, but not limited to, general economic conditions, including the current recession and its ongoing negative impact on consumer spending and its ongoing impact on the financial markets, the Company’s ability to implement its business strategy and to successfully integrate the business of Diedrich. the risk that the Offer and the Merger will not close, the risk that the Company’s business and/or Diedrich’s business will be adversely impacted during the pendency of the Offer and the Merger, and the risk that the Company may not be able to consummate the financing required to effect the Offer and the Merger on terms satisfactory to it or at all, as well as other risk factors as described more fully in the Company’s filings with the Securities and Exchange Commission (the “Commission”), including its Annual Report on Form 10-K for the year ended December 28, 2008.  These factors may not be exhaustive.  The Company operates in a continually changing business environment, and new risks emerge from time to time.  Any forward-looking statements speak only as of the date of this report.  There can be no assurance that the proposed Offer and Merger will in fact be consummated.

Additional Information and Where to Find It

The description contained herein is neither an offer to purchase nor a solicitation of an offer to sell shares of Diedrich. Diedrich stockholders are urged to read the relevant exchange offer documents when they become available because they will contain important information that stockholders should consider before making any decision regarding tendering their shares. At the time the Offer, if any, is commenced, the Company will file a registration statement on Form S-4 and a tender offer statement on Schedule TO with the Commission and Diedrich will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the Offer.  The exchange offer materials (including the prospectus contained in the registration statement and the other offer documents contained in the tender offer statement) and the solicitation/recommendation statement will contain important information, which should be read carefully before any decision is made with respect to the Offer. The prospectus and certain other offer documents, as well as the solicitation/recommendation statement, will be made available to all stockholders of Diedrich at no expense to them. The registration statement, the tender offer statement and the solicitation/recommendation statement will be made available for free at the Commission’s web site at www.sec.gov. Free copies of these materials will also be made available by the Company by mail to Peet’s Coffee & Tea, Inc., 1400 Park Avenue, Emeryville, CA 94608, attention: Investor Relations.

In addition to the registration statement (including the prospectus) and the tender offer statement (including certain other offer documents), as well as the solicitation/recommendation statement, the Company and Diedrich file annual, quarterly and special reports, proxy statements and other information with the Commission. Investors may read and copy any reports, statements or other information filed by the Company or Diedrich at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. The Company’s and Diedrich’s filings with the Commission are also available to the public from commercial document-retrieval services and at the website maintained by the Commission at http://www.sec.gov.

Interests of Certain Persons in the Offer and the Merger

The Company will be, and certain other persons may be, soliciting Diedrich stockholders to tender their shares into the Offer. The directors and executive officers of the Company and the directors and executive officers of Diedrich may be deemed to be participants in the Company’s solicitation of Diedrich’s stockholders to tender their shares into the Offer.

Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of the directors and officers of the Company and Diedrich in the tender offer by reading the prospectus certain other offer documents, as well as the solicitation/recommendation statement, when they become available.

 Item 9.01      Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit	Description

	2.1	Agreement and Plan of Merger dated as of November 2, 2009, among Peet’s Coffee & Tea, Inc., Marty Acquisition Sub, Inc. and Diedrich Coffee, Inc.*

	2.2	Stockholder Agreement dated as of November 2, 2009, between Peet’s Coffee & Tea, Inc. and Paul C. Heeschen.

	2.3	Form of Stockholder Agreement dated as of November 2, 2009, between Peet’s Coffee & Tea, Inc. and certain directors and executive officers of Diedrich Coffee, Inc.

	10.1	Commitment Letter dated as of November 2, 2009, among Peet’s Coffee & Tea, Inc., Wells Fargo Bank, National Association and Wells Fargo Securities, LLC.

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Peet's Coffee & Tea, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Peet's Coffee & Tea, Inc.

Dated: November 3, 2009	By:	/s/ Thomas Cawley
Thomas Cawley
Chief Financial Officer

EXHIBIT INDEX

Exhibits

Exhibit	Description

2.1	Agreement and Plan of Merger dated as of November 2, 2009, among Peet’s Coffee & Tea, Inc., Marty Acquisition Sub, Inc. and Diedrich Coffee, Inc.*

2.2	Stockholder Agreement dated as of November 2, 2009, between Peet’s Coffee & Tea, Inc. and Paul C. Heeschen.

2.3	Form of Stockholder Agreement dated as of November 2, 2009, between Peet’s Coffee & Tea, Inc. and certain directors and executive officers of Diedrich Coffee, Inc.

10.1	Commitment Letter dated as of November 2, 2009, among Peet’s Coffee & Tea, Inc., Wells Fargo Bank, National Association and Wells Fargo Securities, LLC.

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.